Exhibit 99.(f)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (the “Company”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Company’s Registration Statement on Form F-6, Registration No. 333-12994, as filed with the Commission on December 19, 2000, with all exhibits thereto and other documents in connection therewith, relating to American Depositary Shares each representing ten shares of the Company.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2006.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 14th day of October, 2005.

Signed, sealed and delivered by:	/s/ Yau-Kai Cheung
Professor Yau-Kai Cheung

In the presence of:	/s/ Denise Kee
	Name of witness:	Denise Kee
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

Occupation of witness: Corporate Finance Manager

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (the “Company”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Company’s Registration Statement on Form F-6, Registration No. 333-12994, as filed with the Commission on December 19, 2000, with all exhibits thereto and other documents in connection therewith, relating to American Depositary Shares each representing ten shares of the Company.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2006.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 14th day of October 2005.

Signed, sealed and delivered by:	/s/ Edward S.T. Ho
Edward S.T. Ho

In the presence of:	/s/ Denise Kee
	Name of witness:	Denise Kee
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

Occupation of witness: Corporate Finance Manager

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (the “Company”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Company’s Registration Statement on Form F-6, Registration No. 333-12994, as filed with the Commission on December 19, 2000, with all exhibits thereto and other documents in connection therewith, relating to American Depositary Shares each representing ten shares of the Company.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2006.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 14th day of October 2005.

Signed, sealed and delivered by:	/s/ Chung-Hing Lo
Chung-Hing Lo

In the presence of:	/s/ Denise Kee
	Name of witness:	Denise Kee
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

Occupation of witness: Corporate Finance Manager

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (the “Company”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Company’s Registration Statement on Form F-6, Registration No. 333-12994, as filed with the Commission on December 19, 2000, with all exhibits thereto and other documents in connection therewith, relating to American Depositary Shares each representing ten shares of the Company.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2006.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 14th day of October 2005.

Signed, sealed and delivered by:	/s/ T. Brian Stevenson
T. Brian Stevenson

In the presence of:	/s/ Denise Kee
	Name of witness:	Denise Kee
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

Occupation of witness: Corporate Finance Manager

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (the “Company”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Company’s Registration Statement on Form F-6, Registration No. 333-12994, as filed with the Commission on December 19, 2000, with all exhibits thereto and other documents in connection therewith, relating to American Depositary Shares each representing ten shares of the Company.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2006.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 14th day of October 2005.

Signed, sealed and delivered by:	/s/ Christine M.S. Fang
Christine M.S. Fang

In the presence of:	/s/ Denise Kee
	Name of witness:	Denise Kee
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

Occupation of witness: Corporate Finance Manager

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (the “Company”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Company’s Registration Statement on Form F-6, Registration No. 333-12994, as filed with the Commission on December 19, 2000, with all exhibits thereto and other documents in connection therewith, relating to American Depositary Shares each representing ten shares of the Company.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2006.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 14th day of October 2005.

Signed, sealed and delivered by:	/s/ Frederick S.H. Ma
Frederick S.H. Ma

In the presence of:	/s/ Denise Kee
	Name of witness:	Denise Kee
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

Occupation of witness: Corporate Finance Manager